UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            December 31, 2006

Virgin River Casino Corporation

RBG, LLC

B & B B, Inc.

(Exact name of registrant as specified in its charter)

88-0238611
86-0860535
Nevada	333-123179	88-0254007
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

897 West Mesquite Boulevard, Mesquite, Nevada	89027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (702) 346-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC873(11-06)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01.  Entry into a Material Definitive Agreement.

On December 31, 2006, Virgin River Casino Corporation (“VRCC”), RBG, LLC (“RBG”) and  B & B B, Inc. (“BBB”; VRCC, RBG and BBB, collectively, the “Issuers”) entered into an Agreement and Plan of Reorganization with Black Gaming, LLC, a newly formed Nevada limited-liability company (“Black Gaming”), Robert R. Black, Sr., as trustee of the Robert R. Black Sr. Gaming Properties Trust u/a/d May 24, 2004 (the “Black Trust”), R. Black, Inc (“RBI”) and Glenn J. Teixeira (“Mr. Teixeira”), whereby the Issuers’ organizational structure was modified through a holding company reorganization (the “Reorganization”).

Pursuant to the Reorganization, all three Issuers became direct or indirect wholly owned subsidiaries of Black Gaming, which was formed for the sole purpose of serving as the holding company of the Issuers, and RBI became a wholly owned subsidiary of VRCC. Black Gaming has no other operations or assets other than its ownership interests in the Issuers. Black Gaming is owned 99.03% by the Black Trust and .97% by Mr. Teixeira. Prior to the reorganization, VRCC and BBB were directly or indirectly wholly owned by the Black Trust and RBG was owned 1.92% by Mr. Teixeira and 98.08% directly and indirectly by the Black Trust. One of the principle reasons for the Reorganization was to allow the Issuers to report consolidated financial information. There were no material modifications to the rights of the holders (the “Holders”) of the Issuers’ 9.000% Senior Secured Notes due 2012 (the “Senior Secured Notes”) or the 12.750% Senior Subordinated Discount Notes due 2013 (the “Senior Subordinated Notes”, and together, with the Senior Secured Notes, collectively, the “Notes”) as a result of the Reorganization, other than to increase the Holders’ security interest in RBG as a result of VRCC’s acquisition of Mr. Teixeira’s 1.92% ownership interest in RBG. In addition, Black Gaming and RBI have guaranteed the performance of the Issuers’ obligations under the Notes.

Pursuant to the Reorganization, certain amendments, supplements and documents were required to be executed with respect to the indentures and related documents governing the Notes and the Issuers’ credit facility with Wells Fargo Foothill, Inc.

Item 2.01.  Completion of Acquisition or Disposition of Assets

Pursuant to the Reorganization, VRCC acquired, directly and indirectly, an additional, aggregate 11.2% ownership interest in RBG as a result of the following transactions:

•                  VRCC received 100 shares of RBI from the Black Trust, representing 100% of the outstanding capital stock of RBI, in exchange for 3.68 shares of common stock of VRCC held by the Black Trust, representing 3.68% of the outstanding capital stock of VRCC. RBI does not have any material operations, liabilities or assets other than a 5.47% ownership interest in RBG.

•                  VRCC received a 3.81% ownership interest in RBG from the Black Trust in exchange for 2.57 shares of VRCC held by the Black Trust, representing 2.57% of the outstanding capital stock of VRCC.

•                  VRCC received a 1.92% interest in RBG from Mr. Teixeira in exchange for 1.29 shares of VRCC held by the Black Trust, representing 1.29% of the outstanding capital stock of VRCC.

The consideration exchanged for the acquisition of additional RBG ownership interests by VRCC was based upon fair value estimates of the respective enterprise values of RBI, RBG and VRCC. As a result of the Reorganization, VRCC increased its direct and indirect ownership interest in RBG from 88.8% to 100%. RBG directly and indirectly wholly owns Casablanca Resorts, LLC, Oasis Recreational Properties, Inc., Oasis Interval Management, LLC and Oasis Interval Ownership, LLC, which collectively own and operate the CasaBlanca Hotel & Casino and the Oasis Hotel and Casino in Mesquite, Nevada.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

   To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro forma financial information.

   To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

10.1	Agreement and Plan of Reorganization dated December 31, 2006

10.2	Guarantee for the Senior Secured Notes dated December 31, 2006

10.3	Guarantee for the Senior Subordinated Notes dated December 31, 2006

10.4	First Supplemental Indenture for the Senior Secured Notes dated December 31, 2006

10.5	First Supplemental Indenture for the Senior Subordinated Notes dated December 31, 2006

10.6	Joinder to the Registration Rights Agreement dated December 31, 2006

10.7	Security Agreement Supplement dated December 31, 2006

10.8	Pledged Interests Addendum dated December 31, 2006

10.9	Consent by The Bank of New York Trust Company, N.A., dated December 31, 2006

10.10	Amended and Restated Parent Pledge Agreement dated December 31, 2006

10.11	General Continuing Guaranty dated December 31, 2006

10.12	Joinder Agreement and Amendment dated December 31, 2006

10.13	Consent by Wells Fargo Foothill, Inc., dated December 31, 2006

10.14	Joinder to the Bailee Agreement dated December 31, 2006

99.1	Press Release dated December 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGIN RIVER CASINO CORPORATION

Date: December 31, 2006
	By:	/s/ Curt Mayer
Curt Mayer
	Its:	Chief Financial Officer

Date: December 31, 2006	RBG, LLC

	By:	/s/ Curt Mayer
Curt Mayer
	Its:	Chief Financial Officer

Date: December 31, 2006	B & B B, INC.

	By:	/s/ Curt Mayer
Curt Mayer
	Its:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Agreement and Plan of Reorganization dated December 31, 2006

10.2	Guarantee for the Senior Secured Notes dated December 31, 2006

10.3	Guarantee for the Senior Subordinated Notes dated December 31, 2006

10.4	First Supplemental Indenture for the Senior Secured Notes dated December 31, 2006

10.5	First Supplemental Indenture for the Senior Subordinated Notes dated December 31, 2006

10.6	Joinder to the Registration Rights Agreement dated December 31, 2006

10.7	Security Agreement Supplement dated December 31, 2006

10.8	Pledged Interests Addendum dated December 31, 2006

10.9	Consent by The Bank of New York Trust Company, N.A., dated December 31, 2006

10.10	Amended and Restated Parent Pledge Agreement dated December 31, 2006

10.11	General Continuing Guaranty dated December 31, 2006

10.12	Joinder Agreement and Amendment dated December 31, 2006

10.13	Consent by Wells Fargo Foothill, Inc., dated December 31, 2006

10.14	Joinder to the Bailee Agreement dated December 31, 2006

99.1	Press Release dated December 31, 2006